Long-term Debt	6 Months Ended
Jun. 30, 2015
Long-term Debt [Abstract]
Long-term Debt:
10. Long-term Debt:
The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:
	December 31, 2014	June 30, 2015
6.5% Drill Rigs Senior Secured Notes	800,000	-
7.25% Ocean Rig Senior Unsecured Notes	500,000	-
Secured Credit Facilities - Drybulk Segment	685,410	615,954
Secured Credit Facilities - Tanker Segment	277,913	264,880
Secured Bridge Credit Facility	200,000	135,000
$1.9 billion Secured Term Loan B Facility - Drilling Segment	1,876,250	-
$1.3 billion Senior Secured Term Loan B Facility - Drilling Segment	1,296,750	-
Less: Deferred financing costs	(118,710)	(14,060)
Total debt	5,517,613	1,001,774
Less: Current portion	(1,165,021)	(1,001,774)
Long-term portion	$4,352,592	$-

Ocean Rig Loans and Notes
From June 8, 2015, Ocean Rig has been considered as an affiliate entity and not as a controlled subsidiary of the Company. As a result, Ocean Rig has been accounted for under the equity method, and its long term debt is not consolidated in the Company's balance sheet as of June 30, 2015 and, consequently, additional disclosures for Ocean Rig's loans for 2015 have not been included.

Term bank loans and credit facilities
The bank loans are payable in U.S. Dollars in quarterly and semi-annual installments with balloon payments due at maturity between July 2015 and June 2025. Interest rates on the outstanding loans as at June 30, 2015, are based on LIBOR plus a margin.
On November 14, 2014, the Company entered into a facility agreement with ABN AMRO, for a secured bridge loan facility in an amount of $200,000. The loan is repayable through a single repayment installment. In connection with the ABN AMRO facility, on November 18, 2014, as required by that facility, Ocean Rig filed a prospectus supplement covering up to 78,301,755 of its common shares held by DryShips or its pledgees. Of the shares registered, 45,129,069 Ocean Rig shares were initially pledged by the Company to ABN AMRO under the terms of the ABN AMRO facility, which requires collateral coverage based on the prevailing 30-day Volume Weighted Average Price ("VWAP") at draw down. On January 9, 2015 and March 19, 2015, respectively, the Company provided additional security in relation to the ABN AMRO facility in the form of 8,000,000 and 12,500,00 Ocean Rig shares owned by the Company. On January 20, 2015, February 2, 2015, May 29, 2015, July 13, 2015 and July 29, 2015 the Company made five prepayments of $10,000, $5,000, $50,000, $20,000 and $15,000 respectively, under this loan agreement. On June 2, 2015, 12,500,000 shares of Ocean Rig pledged by the Company to ABN AMRO were released and returned to the Company.
On May 26, 2015 and July 10, 2015, the Company made two prepayments of $15,000 and $10,034, respectively, under a loan agreement dated October 29, 2014.
On July 16, 2015, July 21, 2015, July 24, 2015 and July 27, 2015, the vessels Petalidi, Bordeira, Lipari and Belmar, respectively were delivered to their new owners and the Company repaid in full the respective tranches of their loans amounted to $115,404.
On July 29, 2015, the Company repaid in full the outstanding amount of $37,325 under the Secured Term Loan facility, dated July 23, 2008.
On August 6, 2015 and August 7, 2015, the Aframax tankers Saga and Mareta, respectively were delivered to their new owners and the Company repaid in full the respective tranche of their loans amounted to $48,246.
$12.5 million Sellers credit
On March 15, 2013, the Company reached an agreement with a far eastern shipyard for a $12,500 sellers credit to the Company.  This credit was repayable to the yard in one bullet repayment two years after date of drawdown and bore interest at 3% per annum. The Company agreed to provide a pledge of 1,602,500 shares in Ocean Rig that the Company owns, which pledge would be automatically released upon repayment of the credit. During March 2013, the Company drew down the amount of $12,500. On January 8, 2015, this credit was repaid in full by the Company. On the date of repayment and termination of the loan agreement, the Company was released from its obligations and 1,602,500 shares of Ocean Rig pledged by the Company to the shipyard were released and returned to the Company.
The aggregate available undrawn amounts under the Company's facilities at December 31, 2014 and June 30, 2015, were $0.
The weighted-average interest rates on the above outstanding debt were: 6.57% for the six-month period ended June 30, 2014 and 5.95% for the six-month period ended June 30, 2015.
The above loans are secured by a first priority mortgage over the Company's vessels, corporate guarantees, first priority assignments of all freights, earnings, insurances and requisition compensation and pledges of the shares of capital stock of certain of the Company's subsidiaries. The loans contain covenants that restrict, without the bank's prior consent, changes in management and ownership of the vessels, the incurrence of additional indebtedness and mortgages of vessels and changes in the general nature of the Company's business. In addition, some of the vessels' owning companies are not permitted to pay any dividends to DryShips nor DryShips to its shareholders without the lender's prior consent. The loans also contain certain financial covenants relating to the Company's financial position, operating performance and liquidity, including maintaining working capital above a certain level. The Company's secured credit facilities impose operating and negative covenants on the Company and its subsidiaries. These covenants may limit DryShips' subsidiaries' ability to, among other things, without the relevant lenders' prior consent (i) incur additional indebtedness, (ii) change the flag, class or management of the vessel mortgaged under such facility, (iii) create or permit to exist liens on their assets, (iv) make loans, (v) make investments or capital expenditures, and (vi) undergo a change in ownership or control.
As of June 30, 2015, the Company was not in compliance with certain loan-to-value ratios contained in certain of its loan agreements. These loan-to-value ratio shortfalls do not constitute events of default that would automatically trigger the full repayment of the loan. Based on the loan agreements, loan-to-value shortfalls may be remedied by the Company by providing additional collateral or repaying the amount of the shortfall. In addition, as of June 30, 2015, the Company was in breach of certain financial covenants, contained in the Company's loan agreements. Furthermore, the Company is in discussions to extend the maturity of a certain loan agreement which has lapsed. As a result of these incidents of non-compliance and of the cross default provisions contained in all of the Company's bank loan agreements, and in accordance with guidance related to the classification of obligations that are callable by the creditor, the Company has classified all of the amounts outstanding under its bank loans that were in breach as of June 30, 2015, amounting to $1,015,834, as current at June 30, 2015.
Total interest incurred on long-term debt and amortization of debt issuance costs, including capitalized interest, for the six-month periods ended June 30, 2014 and 2015, amounted to $ 172,178, and $153,632, respectively. These amounts net of capitalized interest are included in "Interest and finance costs" in the accompanying unaudited interim condensed consolidated statements of operations.
The annual principal payments required to be made after June 30, 2015, including balloon payments, totaling $1,015,834 due through June 2016, are as follows:
June 30, 2016	$1,015,834
Total principal payments	1,015,834
Less: Deferred financing costs	(14,060)
Total debt	$1,001,774